SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C., 20549

                                   FORM 8-K/A
               Amendment No. 1 to Form 8-K filed on March 24, 2004

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934
        Date of Report (Dated of earliest event reported) March 19, 2004

                                 PRIME AIR, INC.
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             (Exact name of registrant as specified in its charter)

           Nevada                   333-28249                  Applied  For
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(State or other jurisdiction  (Commission File No.)           (IRS  Employee
     or  incorporation)                                  Identification  Number)


Suite  601  -  938  Howe  Street,  Vancouver British Columbia         V6Z 1N9
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      (Address  of principal executive offices)                    (Postal Code)

                                  604-684-5700
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              (Registrant's telephone number, including area code)


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Item  4.     Change  of  Registrant's  Certifying  Accountants:

     (a)     Previous  independent  accountants

          (i) On March 19, 2004, the Registrant dismissed Rutherford & Company Chartered Accountants as the Registrant's independent accountants.

          (ii) Rutherford & Company's reports on the Registrant's financial statements as of and for the years ended December 31, 2002, and December 31, 2001, contained no adverse opinions or disclaimers of opinion and were not modified or qualified as to audit scope or accounting principles, but did contain modifications as to the Registrant's ability to continue as a going concern.

          (iii) Upon recommendation of its Audit Committee, the Registrant's Board of Directors approved the decision to change independent accountants.

          (iv) During the two fiscal years ended December 31, 2002 and December 31, 2001, and through the subsequent interim period ended March
               19, 2004, to the best of the Registrant's knowledge, there have been no disagreements with Rutherford & Company, Chartered Accountants on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to the satisfaction of Rutherford & Company, Chartered Accountants would have caused them to make reference in connection with its report on the financial statements of the Registrant for such years.

          (v) During the two fiscal years ended December 31, 2002 and December 31, 2001, and through the subsequent interim period ended March
               19, 2004, Rutherford & Company did not advise the Registrant on any matter set forth in Item 304 (a) (1) (iv)(B) of Regulation S-B.

          (vi) The Registrant requested that Rutherford & Company furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this amendment to Form 8-K.

     (b)     New  Independent  Accountants

          On March 19, 2004, the Registrant engaged Manning Elliott, Chartered Accountants to audit its financial statements for the year ended December 31, 2003. During the two most recent fiscal years end
          December 31, 2002 and December 31, 2001, and through March 19, 2004, the Registrant did not consult with Manning Elliott, Chartered


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          Accountants  regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv)(A) of Regulation S-B or an event, as that term is defined in Item 304 (a)(1)(iv)(B) of Regulation S-B.

Item  7.     Financial  Statements  and  Exhibits

     (c)     Exhibit:

          16.1  Letter  from  Rutherford  &  Company  dated  March  30,  2004


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this amendment number 1 to Form 8-K, Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Prime  Air,  Inc.


/s/ Blaine Haug
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Blaine  Haug                                              Dated:  March 31, 2004
Chief Executive Officer, President and Director


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